                                                                    EXHIBIT 99.6

                                                          Last Updated 7/27/2005

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER

                                      2002

                                                                                                        INCREASE
                                                                                                       (DECREASE)
Line                                       1ST QTR   2ND QTR    3RD QTR    4TH QTR    YEAR-TO-DATE    VS PRIOR YTD
                                           -------   -------    -------    -------    ------------    ------------
       EARNINGS CONTRIBUTION BY
       SUBSIDIARY ($ MILLIONS)

 1     Arizona Public Service              $    32   $    64    $    87    $    16      $    199        $    (82)
 2     Pinnacle West Energy                      1         1         10        (31)          (19)            (37)
 3     APS Energy Services                       2        11          7          8            28              38
 4     SunCor                                    1         2         (1)         8            10               7
 5     El Dorado                                 -        (3)        (2)         9             4               4
 6     Parent Company                           17        (6)         8          1            20             (15)
                                           -------   -------    -------    -------      --------        --------

 7     Income From Continuing Operations        53        69        109         11           242             (85)

 8     Income (Loss) From Discontinued
       Operations - Net of Tax                   1         6         (8)       (26)          (27)            (27)
 9     Cumulative Effect of Change in
       Accounting - Net of Tax                   -         -          -        (66)          (66)            (51)
                                           -------   -------    -------    -------      --------        --------

10     Net Income                          $    54   $    75    $   101    $   (81)     $    149        $   (163)
                                           =======   =======    =======    =======      ========        ========

       EARNINGS PER SHARE
       BY SUBSIDIARY - DILUTED

11     Arizona Public Service              $  0.37   $  0.76    $  1.02    $  0.19      $   2.35        $  (0.95)
12     Pinnacle West Energy                   0.01      0.01       0.12      (0.37)        (0.23)          (0.44)
13     APS Energy Services                    0.03      0.13       0.08       0.09          0.33            0.45
14     SunCor                                 0.02      0.02      (0.01)      0.09          0.13            0.09
15     El Dorado                                 -     (0.04)     (0.02)      0.10          0.05            0.05
16     Parent Company                         0.20     (0.07)      0.10       0.02          0.23           (0.19)
                                           -------   -------    -------    -------      --------        --------

17     Income From Continuing Operations      0.63      0.81       1.29       0.12          2.86           (0.99)

18     Income (Loss) From Discontinued
       Operations - Net of Tax                   -      0.08      (0.10)     (0.30)        (0.32)          (0.32)
19     Cumulative Effect of Change in
       Accounting - Net of Tax                   -         -          -      (0.77)        (0.77)          (0.60)
                                           -------   -------    -------    -------      --------        --------

20     Net Income                          $  0.63   $  0.89    $  1.19    $ (0.95)     $   1.77        $  (1.91)
                                           =======   =======    =======    =======      ========        ========

21     BOOK VALUE PER SHARE                $ 30.06   $ 30.54    $ 31.39    $ 29.40      $  29.40        $  (0.06)

       COMMON SHARES OUTSTANDING -
       DILUTED (THOUSANDS)
22     Average                              84,884    84,926     84,797     85,302        84,964              34
23     End of Period                        84,789    84,768     84,756     91,255        91,255           6,531

See Glossary of Terms.                                             Page 26 of 31

                                                          Last Updated 7/27/2005

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER

                                      2002

                                                                                                              INCREASE
                                                                                                             (DECREASE)
Line                                       1ST QTR     2ND QTR     3RD QTR     4TH QTR     YEAR-TO-DATE     VS PRIOR YTD
                                           -------     -------     -------     -------     ------------     ------------
     ELECTRIC OPERATING
     REVENUES (DOLLARS IN  MILLIONS)

     REGULATED ELECTRICITY
     SEGMENT
     RETAIL
24   Residential                           $   171     $   226     $   337     $   172       $   906         $    (9)
25   Business                                  195         251         270         212           928             (24)
                                           -------     -------     -------     -------       -------         -------
26   Total retail                              366         477         607         384         1,834             (33)
     WHOLESALE REVENUE ON DELIVERED
     ELECTRICITY
27   Traditional contracts                       2           1           3           3             9             (64)
28   Off-system sales                            -           -           -           -             -               -
29   Transmission for others                     6           6           6          12            30               4
30   Other miscellaneous services                4           2           4           7            17              (1)
                                           -------     -------     -------     -------       -------         -------
31   Total regulated electricity               378         486         620         406         1,890             (94)
     MARKETING  AND TRADING
     SEGMENT
32   Electricity and other
     commodity sales                            62          41          83         101           287            (183)
                                           -------     -------     -------     -------       -------         -------
33   Total operating electric revenues     $   440     $   527     $   703     $   507       $ 2,177         $  (277)
                                           =======     =======     =======     =======       =======         =======

     ELECTRIC SALES (GWH)

     REGULATED ELECTRICITY
     SEGMENT
     RETAIL SALES
34   Residential                             2,141       2,441       3,806       2,056        10,444             109
35   Business                                2,771       3,429       3,681       3,036        12,917            (147)
                                           -------     -------     -------     -------       -------         -------
36   Total retail                            4,912       5,870       7,487       5,092        23,361             (38)
     WHOLESALE ELECTRICITY DELIVERED
37   Traditional contracts                      71         121         142         140           474            (739)
38   Off-system sales                            -           -           -           -             -               -
39   Retail load hedge management              158         230       1,958         296         2,642            (398)
                                           -------     -------     -------     -------       -------         -------
40   Total regulated electricity             5,141       6,221       9,587       5,528        26,477          (1,175)
     MARKETING  AND TRADING
     SEGMENT
41   Wholesale sales of electricity          4,212       4,443       7,104       7,096        22,855           6,854
                                           -------     -------     -------     -------       -------         -------
42   Total electric sales                    9,353      10,664      16,691      12,624        49,332           5,679
                                           =======     =======     =======     =======       =======         =======

See Glossary of Terms.                                             Page 27 of 31

                                                         Last Updated 7/27/2005

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER

                                      2002

                                                                                                              INCREASE
                                                                                                             (DECREASE)
Line                                       1ST QTR     2ND QTR     3RD QTR     4TH QTR     YEAR-TO-DATE     VS PRIOR YTD
                                           -------     -------     -------     -------     ------------     ------------
     MARKETING AND TRADING
     SEGMENT PRETAX GROSS
     MARGIN ANALYSIS
     (DOLLARS IN MILLIONS)

     REALIZED AND MARK-TO-MARKET
     COMPONENTS
43   Electricity and other commodity
     sales, realized (a)                   $    39     $    25     $    19     $    38      $   121           $ (62)
44   Mark-to-market reversals on
     realized sales (b)                        (22)         (9)          2          (8)         (41)            (47)
45   Change in mark-to-market value of
     forward sales                              23           3          23          (1)          52             (76)
                                           -------     -------     -------     -  ----      -------           -----
46   Total gross margin                    $    40     $    19     $    44     $    29      $   132           $(185)
                                           =======     =======     =======     =======      =======           =====

     BY PINNACLE WEST ENTITY

47   Parent company marketing and
     trading division                      $    35     $     9     $    32     $    14      $    90           $  12
48   APS                                         1           -           1           -            2            (233)
49   Pinnacle West Energy                        -           -           -           4            4               4
50   APS Energy Services                         4          10          11          11           36              32
                                           -------     -------     -------     -  ----      -------           -----
51   Total gross margin                    $    40     $    19     $    44     $    29      $   132           $(185)
                                           =======     =======     =======     =======      =======           =====

---------------------
(a) The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 43 and in line 44 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The opposites of amounts included in line 43 are included in line 44. For example, line 44 shows that a prior-period mark-to-market gain of $41 million was transferred to "realized" for the total year 2002. A $41 million realized gain is included in the $121 million on line 43 for total year 2002.

(b) Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.                                             Page 28 of 31

                                                         Last Updated 7/27/2005

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER

                                      2002

                                                                                                              INCREASE
                                                                                                             (DECREASE)
Line                                       1ST QTR     2ND QTR     3RD QTR     4TH QTR     YEAR-TO-DATE     VS PRIOR YTD
                                           -------     -------     -------     -------     ------------     ------------
    AVERAGE ELECTRIC CUSTOMERS

    RETAIL CUSTOMERS
52  Residential                            801,000     795,681     798,590     811,930       801,801          25,462
53  Business                                99,335     100,096     100,318     101,177       100,228           2,030
                                           -------     -------     -------     -------       -------          ------
54  Total                                  900,335     895,777     898,908     913,107       902,029          27,492
55  Wholesale customers                         67          67          67          67            67               1
                                           -------     -------     -------     -------       -------          ------
56  Total customers                        900,402     895,844     898,975     913,174       902,096          27,493
                                           =======     =======     =======     =======       =======          ======

57  Customer Growth (% over prior year)        3.2%        3.2%        3.1%        3.2%          3.1%           (0.5)%

    RETAIL SALES (GWH) -
    WEATHER NORMALIZED

58  Residential                              2,148       2,461       3,746       2,135        10,490             641
59  Business                                 2,776       3,410       3,696       3,024        12,905              86
                                           -------     -------     -------     -------       -------          ------
60  Total                                    4,924       5,871       7,441       5,159        23,395             727
                                           =======     =======     =======     =======       =======          ======

    RETAIL USAGE
    (KWH/AVERAGE CUSTOMER)

61  Residential                              2,673       3,068       4,766       2,532        13,025            (287)
62  Business                                27,896      34,258      36,691      30,011       129,241          (4,384)

    RETAIL USAGE -
    WEATHER NORMALIZED
    (KWH/AVERAGE CUSTOMER)

63  Residential                              2,681       3,093       4,690       2,630        13,083             396
64  Business                                27,943      34,065      36,839      29,885       128,754          (1,788)

    ELECTRICITY DEMAND (MW)

65  System peak demand                       3,921       5,425       5,803       3,828         5,803             116

See Glossary of Terms.                                             Page 29 of 31

                                                         Last Updated 7/27/2005

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER

                                      2002

                                                                                                              INCREASE
                                                                                                             (DECREASE)
Line                                       1ST QTR     2ND QTR     3RD QTR     4TH QTR     YEAR-TO-DATE     VS PRIOR YTD
                                           -------     -------     -------     -------     ------------     ------------
    ENERGY SOURCES (GWH)

    GENERATION PRODUCTION
66  Nuclear                                  2,257       2,242       2,387       2,095         8,981               596
67  Coal                                     2,890       2,703       3,280       3,183        12,056              (516)
68  Gas, oil and other                         337         659       1,918       1,455         4,369               375
                                           -------     -------     -------     -------       -------           -------
69  Total                                    5,484       5,604       7,585       6,733        25,406               455
                                           -------     -------     -------     -------       -------           -------
    PURCHASED POWER
70  Firm load                                   70         846         859        (157)        1,619            (1,342)
71  Marketing and trading                    3,993       4,599       8,771       6,340        23,704             6,051
                                           -------     -------     -------     -------       -------           -------
72  Total                                    4,063       5,445       9,630       6,183        25,323             4,709
                                           -------     -------     -------     -------       -------           -------
73  Total energy sources                     9,547      11,049      17,215      12,916        50,729             5,164
                                           =======     =======     =======     =======       =======           =======

    POWER PLANT PERFORMANCE

    CAPACITY FACTORS
74  Nuclear                                     96%         95%        100%         87%           94%                6%
75  Coal                                        78%         72%         87%         84%           80%               (4)%
76  Gas, oil and other                          12%         20%         38%         29%           27%              (10)%
77  System average                              62%         62%         69%         60%           63%               (7)%

    GENERATION CAPACITY OUT OF SERVICE
    AND REPLACED FOR NATIVE LOAD
    (AVERAGE MW/DAY)
78  Nuclear                                     62          66          12         129            67               (60)
79  Coal                                       184         279          88         116           167                 -
80  Gas                                         12          18         106          54            48                16
81  Total                                      258         363         206         299           282               (44)

82  Generation Fuel Cost ($/MWh)           $ 11.57     $ 11.89     $ 14.84     $ 13.05       $ 13.01           $ (3.21)

See Glossary of Terms.                                             Page 30 of 31

                                                         Last Updated 7/27/2005

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER

                                      2002

                                                                                                              INCREASE
                                                                                                             (DECREASE)
Line                                       1ST QTR     2ND QTR     3RD QTR     4TH QTR     YEAR-TO-DATE     VS PRIOR YTD
                                           -------     -------     -------     -------     ------------     ------------
    ENERGY MARKET INDICATORS (a)

    ELECTRICITY AVERAGE DAILY SPOT PRICES
    ($/MWH)
    ON-PEAK
83  Palo Verde                             $ 26.86     $ 30.65     $ 35.45     $ 36.18       $ 32.28          $(86.13)
84  SP15                                   $ 28.46     $ 31.51     $ 35.55     $ 41.35       $ 34.22          $(85.77)
    OFF-PEAK
85  Palo Verde                             $ 22.17     $ 14.10     $ 18.21     $ 25.09       $ 19.89          $(41.68)
86  SP15                                   $ 22.76     $ 15.95     $ 19.54     $ 28.52       $ 21.69          $(51.79)

    WEATHER INDICATORS

    ACTUAL
87  Cooling degree-days                         89       1,741       2,647         398         4,875             (247)
88  Heating degree-days                        472           -           -         328           800             (360)
89  Average humidity                            28%         16%         27%         38%           27%              (9)%
    10-YEAR AVERAGES
90  Cooling degree-days                         80       1,491       2,540         420         4,531                -
91  Heating degree-days                        521          36           -         415           972                -
92  Average humidity                            43%         24%         33%         40%           35%               0%

    ECONOMIC INDICATORS

    BUILDING PERMITS -- METRO PHOENIX (b)

93  Single-family                            7,682       9,666       8,689       8,275        34,312            1,447
94  Multi-family                             1,249       2,005       2,662       1,158         7,074           (1,930)
                                           -------     -------     -------     -------       -------          -------
95  Total                                    8,931      11,671      11,351       9,433        41,386             (483)
                                           =======     =======     =======     =======       =======          =======

    ARIZONA JOB GROWTH  (C)
96  Payroll job growth (% over prior year)    (0.8)%      (0.2)%      (0.1)%       1.1%          0.0%            (1.0)%
97  Unemployment rate                          6.3%        6.2%        6.1%        6.0%          6.2%             1.5%
    (%, seasonally adjusted)

--------------------
Sources:

(a) This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b) Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)   Arizona Department of Economic Security

See Glossary of Terms.                                             Page 31 of 31